Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of American Oil & Gas, Inc. (the "Company") on Form 10-QSB/A3 for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB/A3"), I, Andrew P. Calerich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-QSB/A3 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-QSB/A3 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 6, 2004
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/s/ Andrew P. Calerich
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Andrew P. Calerich
Chief Financial Officer